Exhibit 10.14

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

AMENDMENT NUMBER THREE TO

PARTNERSHIP AGREEMENT

THIS THIRD AMENDMENT TO PARTNERSHIP AGREEMENT (the “Third Amendment”) is made and entered into as of this 1st day of November 2006 by and between Website Pros, Inc. (“Company”), a Delaware corporation located at 12735 Gran Bay Parkway West, Building 200, Jacksonville, FL 32258 and Discover Financial Services, LLC (“DFS”), a Delaware limited liability corporation, located at 2500 Lake Cook Road, Riverwoods, IL 60015.

WHEREAS, Company and DFS entered into a Partnership Agreement dated as of November 3, 2003, and as amended by Amendment Number One to the Partnership Agreement dated December 2004 and Amendment Number Two to the Partnership Agreement dated September 2, 2005 (“Agreement”); and

WHEREAS, DFS and Company wish to extend the term and modified the terms of the Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

1.	Section 15.1 – The parties agree to extend the term of the Agreement until November 3, 2007.

2.	Exhibit C – The parties agree to delete the sentence “Minimum of [*] Merchant names.” in the “Details of co-branding elements” section.

3.	Exhibit D, as amended by Amendment Number One to the Partnership Agreement dated December 2004 – The parties agree to insert the following sentence to the end of Item 3. Commission Calculation., Section 2: Products Governed by Net Collected Margin Revenue Share Calculations:

“C) SmartClicks Products.”

4.	Except as herein modified, all terms and conditions of the Agreement, as amended, remain in full force and effect, and by executing this Third Amendment, the parties hereto ratify and confirm the terms of the Agreement, as amended.

5.	This Third Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and taken together they shall be considered one agreement.

IN WITNESS WHEREOF, each of the parties have duly caused this Third Amendment to be executed by its duly authorized officer as of the effective date set forth above.

DISCOVER FINANCIAL SERVICES, LLC		WEBSITE PROS, INC.

By:	/s/ Jaby Orlowski	By:	/s/ David L. Brown
Name:	Jaby Orlowski	Name:	David L. Brown
Title:	Vice President	Title:	President and CEO